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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-91286) of CTI Molecular Imaging, Inc. of our report dated November 15, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.



\s\ PricewaterhouseCoopers LLP

December 18, 2002
Atlanta, GA